INCOME TAX EXPENSE (Tables)	12 Months Ended
Dec. 31, 2021
INCOME TAX EXPENSE
Schedule of reconciliation between the effective income tax rate and the PRC statutory income tax rate

	Year Ended December 31,
	2020	2021
PRC statutory tax rate	25%	25%
Tax effect of other expenses that are not deductible in determining taxable profit	(3)%	(2)%
Tax effect of inter group loan waiver	(35)%	—
Effect of enacted tax rate change	6%	2%
Effect of change in valuation allowance	7%	(25)%
Effective tax rate	0%	0%

Schedule of principal components of the deferred tax assets and liabilities

	As of December 31,
	2020	2021
Deferred tax assets:
Net loss carryforward	286,356	589,792
Advertising expense carried forward for future deduction	30,827	19,123
Accrued expenses and payroll payable	12,594	15,327
Provision for impairment of assets	7,072	6,614
Others	781	361
Valuation allowance	(337,630)	(631,217)
Total deferred tax assets	—	—
Deferred tax liabilities:
Total deferred tax liabilities	—	—